Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 26th day of July, 2011, by and among COMPX INTERNATIONAL INC. (the “Borrower”), COMPX SECURITY PRODUCTS INC., COMPX PRECISION SLIDES INC., COMPX MARINE INC., CUSTOM MARINE INC. (f/k/a CUSTOM MARINE ACQUISITION, INC.), LIVORSI MARINE, INC. (collectively, the “Subsidiary Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender (as defined below), and COMERICA BANK, as a Lender.

R E C I T A L S:

The Borrower, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of December 23, 2005, as amended by the First Amendment thereto dated as of October 16, 2007, the Second Amendment thereto dated as of January 15, 2009, the Third Amendment thereto dated as of September 21, 2009 and the Fourth Amendment dated as of May 10, 2010 (as so amended, the “Credit Agreement”). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement. In connection with the Credit Agreement, the Subsidiary Guarantors have executed the Subsidiary Guaranty Agreement in favor of the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders.

Reference is hereby made to that certain note dated July 27, 2011 from Waterloo Furniture Components Limited in favor of Wells Fargo Bank, National Association in the original principal amount of C$5,000,000 (the “Waterloo Note”) and that certain guaranty agreement of the indebtedness under the Waterloo Note dated July 27, 2011 executed by CompX International Inc. (the “Waterloo Guaranty”).

The Borrower and the Subsidiary Guarantors have requested certain amendments to the Credit Agreement related to the Waterloo Note and that the Lenders consent to certain matters, as more fully described herein, and, subject to the terms and conditions in this Amendment, the Administrative Agent and the Lenders have agreed to such amendments and to provide such consent.

NOW, THEREFORE, in consideration of these Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendment. The Credit Agreement is hereby amended as set forth in this Section 2.

(a)	The amount of the Aggregate Commitment and the Alternative Currency Commitment are each hereby reduced by the outstanding principal amount of the Waterloo Note.

(b)	Solely for purposes of (i) the calculation of availability and refunding of loans under Sections 2.1 and 2.2 of the Credit Agreement, (ii) mandatory and optional prepayment provisions contained in Section 2.5 of the Credit Agreement, and (iii) the interest rate provisions contained in Section 4.1 and Section 4.8 of the Credit Agreement, the Waterloo Note shall constitute an Alternative Currency Loan under the Credit Agreement.

(c)	The definition of “Loan Documents” is amended to include the Waterloo Note and the Waterloo Guaranty.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;

(b) the fact that the Borrower has satisfied all of the conditions contained in Section 10.3 of the Credit Agreement, including without limitation, receipt by the Administrative Agent of the Permitted Acquisition Documents and all other documents required by Section 10.3 of the Credit Agreement.

(c) receipt by the Administrative Agent of all documents which the Administrative Agent may reasonably request;

(d) the fact that the representations and warranties of the Borrower and the Subsidiary Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date;

(e) receipt by the Administrative Agent of all accrued and unpaid fees and similar amounts owing by Borrower and the Subsidiary Guarantors under the Loan Documents; and

(f) all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Fifth Amendment Effective Date (as defined below), all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this

Amendment. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. This amendment shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower and the Subsidiary Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower and the Subsidiary Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5. Representations and Warranties. The Borrower and the Subsidiary Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof.

(b) The Borrower and the Subsidiary Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Subsidiary Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

(d) The execution and delivery of this Amendment and the performance by the Borrower and the Subsidiary Guarantors hereunder does not and will not, as a condition to such execution, delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Subsidiary Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Subsidiary Guarantor or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Subsidiary Guarantor is party or by which the assets or properties of the Borrower or the Subsidiary Guarantors are or may become bound.

SECTION 6. Counterparts; Governing Law. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 7. Effective Date. This Amendment shall be effective as of July 26, 2011 upon satisfaction of each of the conditions specified in Section 3 hereof (such date, the “Fifth Amendment Effective Date”).

SECTION 8. Expenses. The Borrower and the Subsidiary Guarantors agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

SECTION 9. Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 10. Consent by Subsidiary Guarantors. The Subsidiary Guarantors consent to the foregoing waiver and amendments. The Subsidiary Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty Agreement, said Subsidiary Guaranty Agreement being hereby ratified and affirmed in all respects. The Subsidiary Guarantors hereby expressly agree that the Subsidiary Guaranty Agreement is in full force and effect.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12. Entire Agreement. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

[CORPORATE SEAL]	COMPX INTERNATIONAL INC.

	By:	(SEAL)
Name:
Title:

[CORPORATE SEAL]	COMPX SECURITY PRODUCTS INC.

	By:	(SEAL)
Name:
Title:

[CORPORATE SEAL]	COMPX PRECISION SLIDES INC.

	By:	(SEAL)
Name:
Title:

[CORPORATE SEAL]	COMPX MARINE INC.

	By:	(SEAL)
Name:
Title:

[CORPORATE SEAL]	CUSTOM MARINE INC.

	By:	(SEAL)
Name:
Title:

[CORPORATE SEAL]	LIVORSI MARINE, INC.

	By:	(SEAL)
Name:
Title:
ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:
Name:
Title:

[Signature pages continued on the following page]

COMERICA BANK, as Lender

By:
Name:
Title:

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